UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 18, 2008

ARCADE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	006-52632	20-8348580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Arcade Partners, LLC
62 La Salle Road, Suite 304
West Hartford, Connecticut	06107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 236-6320

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 18, 2008, Arcade Acquisition Corp. determined, in light of current market uncertainties, to authorize the transfer of the funds being held in the trust account from a money market fund invested in U.S. Government obligations into a money market fund invested solely in U.S. treasuries. The transfer of the funds was effected at par.

This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2008	ARCADE ACQUISITION CORP.

	By:	/s/ Jonathan Furer
		Name:	Jonathan Furer
		Title:	Chief Executive Officer